EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to use in this Registration Statement on Form S-8 of our report dated April 15, 2004, relating to the financial statements of Wyndham Acquisition Hotels, incorporated herein by reference.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas

January 14, 2005